
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 25, 1996
                                                 ----------------

                        Total Renal Care Holdings, Inc.
                        -------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                    1-4034               51-0354549
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(State or other                (Commission           (I.R.S. Employer
jurisdiction                   File Number)          Identification No.)
of incorporation)




21250 Hawthorne Boulevard, Suite 800, Torrance, California      90503
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          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code   (310) 792-2600
                                                   ----------------------------

                                      N/A
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        (Former name or former address, if changed since last report.)

                                                               Page 1 of 3 Pages
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ITEM 5.   OTHER EVENTS.


          Attached as Exhibit 20 is the press release issued by Total Renal Care
                      ----------
Holdings, Inc. dated October 24, 1996, which is hereby incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Attached as Exhibit 20 is the press release issued by Total Renal
                           ----------
Care Holdings, Inc. dated October 25, 1996.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOTAL RENAL CARE HOLDINGS, INC.



Dated:  October 25, 1996               By: /s/ Barry C. Cosgrove
                                           --------------------------
                                           Barry C. Cosgrove
                                           Vice President, General Counsel
                                           and Secretary

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                                 EXHIBIT INDEX

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

Exhibit        Description of                                          Page
               Exhibit                                                 Number
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
  20           Press release, dated October 25, 1996.
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

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